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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  June 7, 2002



                                 CYBERCARE, INC.
                                 ---------------
             (Exact name of registrant as specified in its charter)



           FLORIDA                      0-20356              65-0158479
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(State or other jurisdiction    (Commission File Number)   (IRS Employer ID
      of incorporation)                                          Number)



       2500 QUANTUM LAKES DRIVE, SUITE 1000, BOYNTON BEACH, FLORIDA 33426
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                    (Address of principal executive offices)



Registrant's telephone number, including area code: 561-742-5000

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Item 5. Other Events

On June 7, 2002, the Registrant entered into a non-binding Letter of Intent with iBX Group, Inc. to sell the physical therapy and rehabilitation business and the pharmacy business of the Registrant. The transaction is subject to various conditions, including, but not limited to, satisfactory due diligence, definitive documents, third party consents, and financing. There is no assurance that the transaction will be consummated or, if consummated, on the terms set forth in the Letter of Intent.

Attached as Exhibit 99.1 is a copy of the Letter of Intent.

Item 7. Financial Statements and Exhibits

        (a) Exhibit

            EXHIBIT NUMBER                    DESCRIPTION

                99.1           Letter of Intent entered into as of June 7, 2002



SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.



Date: June 21, 2002                       By: /s/ DANA J. PUSATERI
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                                             Dana J. Pusateri
                                             Executive Vice President